Business combination (Tables)	12 Months Ended
Dec. 31, 2020
Business combination [Abstract]
Fair value of assets acquired and liabilities assumed as of acquisition

Fair values of assets acquired and liabilities assumed as of acquisition date are as follows:

	Amount (*1)
Assets:
Cash and due from banks at amortized cost	~~W~~	179
Investment assets in the long-term		463
Venture capital investment assets		38,800
Private equity investment company investment assets		12,230
Property and equipment		835
Intangible assets (*2)		1,254
Other assets (*3)		18,911

		72,672

Liabilities:
Borrowings		9,000
Other liabilities		4,804

		13,804

Fair value of the identifiable net assets	~~W~~	58,868

(*1)

The accounting for the acquisition of Neoplux Co., Ltd. is tentatively determined using the identifiable assets and liabilities recognized by Neoplux Co., Ltd. at the time of business combination. For the year ended December 31, 2020, the acquisition has not completed the identification of intangible assets for allocation and the fair value assessment of identifiable assets and liabilities. The goodwill may vary depending on the results of the fair value assessment of the identifiable assets and liabilities for the allocation of the consideration.

(*2)

The contract balance recognized as a business combination includes ~~W~~ 793 million. The contract balance that Neoplux Co., Ltd. has is considered an important asset that can generate additional revenue in the future. Therefore, it is assessed at fair value through the Multi-period Excess Earning Method.

(*3)

During the business combination, the Group has acquired receivables that are fair value of ~~W~~ 15,803 million, and the total contract amount is ~~W~~ 15,803 million. There is no contractual cash flow that is not expected to be recovered from the receivables.